JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934.

Dated:   March 27, 1998      DESA HOLDINGS CORPORATION

                             By: /s/ Robert H. Elman
                                   Name: Robert H. Elman
                                   Title: Chief Executive Officer


                             DESA INTERNATIONAL, INC.

                             By: /s/ Robert H. Elman
                                   Name: Robert H. Elman
                                   Title: Chief Executive Officer


                             J.W. CHILDS EQUITY PARTNERS, L.P.

                             By:  J.W. CHILDS ADVISORS, L.P.
                                  its general partner

                                  By:  J.W. CHILDS ASSOCIATES, L.P.
                                       its general partner

                                        By: J.W. CHILDS ASSOCIATES INC.
                                            its general partner

                                            By: /s/ Adam L. Suttin
                                               Name: Adam L. Suttin
                                               Title: Vice President


                             J.W. CHILDS ADVISORS, L.P.

                             By:  J.W. CHILDS ASSOCIATES, L.P.
                                  its general partner





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                                   By: J.W. CHILDS ASSOCIATES INC.
                                       its general partner

                                       By: /s/ Adam L. Suttin
                                          Name: Adam L. Suttin
                                          Title: Vice President

                             J.W. CHILDS ASSOCIATES, L.P.

                             By:  J.W. CHILDS ASSOCIATES INC.
                                  its general partner

                                  By: /s/ Adam L. Suttin
                                     Name: Adam L. Suttin
                                     Title: Vice President


                             J.W. CHILDS ASSOCIATES INC.

                             By: /s/ Adam L. Suttin
                                Name: Adam L. Suttin
                                Title: Vice President